                                                                    EXHIBIT 25.1

                                                     REGISTRATION NO. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(B)(2) [ ]

                              --------------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

              New York                                        13-5160382
(Jurisdiction of incorporation if not a                    (I.R.S. Employer
         U.S. national bank)                             Identification Number)


                      One Wall Street, New York, N.Y. 10286
               (Address of principal executive offices)(Zip code)


                              --------------------


                                 RADIO ONE, INC.
               (Exact name of obligor as specified in its charter)

           Delaware                                             52-1166660
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                 ADDITIONAL OBLIGORS LISTED ON SCHEDULE A HERETO
               (Exact name of obligor as specified in its charter)

                              --------------------

                    6 3/8% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

SCHEDULE A

                                    OBLIGORS
-----------------------------------------------------------------------------------------------------------------------
                                                               STATE OF INCORPORATION OR        I.R.S. EMPLOYER
                           OBLIGOR                                    ORGANIZATION           IDENTIFICATION NUMBER
-----------------------------------------------------------------------------------------------------------------------
Radio One Licenses, LLC                                                    DE                     52-1166660
-----------------------------------------------------------------------------------------------------------------------
Bell Broadcasting Company                                                  MI                     38-1537987
-----------------------------------------------------------------------------------------------------------------------
Radio One Of Detroit, LLC                                                  DE                     38-1537987
-----------------------------------------------------------------------------------------------------------------------
Radio One Of Atlanta, LLC                                                  DE                     52-1166660
-----------------------------------------------------------------------------------------------------------------------
ROA Licenses, LLC                                                          DE                     52-1166660
-----------------------------------------------------------------------------------------------------------------------
Radio One Of Charlotte, LLC                                                DE                     57-1103928
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Radio One Of Augusta, LLC                                                  DE                     52-1166660
-----------------------------------------------------------------------------------------------------------------------
Charlotte Broadcasting, LLC                                                DE                     52-1166660
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Radio One Of North Carolina, LLC                                           DE                     52-1166660
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Radio One Of Boston, Inc.                                                  DE                     52-2297366
-----------------------------------------------------------------------------------------------------------------------
Radio One Of Boston Licenses, LLC                                          DE                     52-2297366
-----------------------------------------------------------------------------------------------------------------------
Blue Chip Merger Subsidiary, Inc.                                          DE                     52-2334006
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Blue Chip Broadcast Company                                                OH                     31-1402186
-----------------------------------------------------------------------------------------------------------------------
Blue Chip Broadcasting, LTD.                                               OH                     31-1459349
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Blue Chip Broadcasting Licenses, LTD.                                      OH                     31-1402186
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Blue Chip Broadcasting Licenses II, LTD.                                   NV                     31-1688377
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Radio One Of Texas, LP                                                     DE                     52-2359936
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Radio One Of Indiana, LP                                                   DE                     52-2359338
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Radio One Of Texas I, LLC                                                  DE                     52-2359328
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Radio One Of Texas II, LLC                                                 DE                     52-2359333
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Radio One Of Indiana, LLC                                                  DE                     52-1166660
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Satellite One, L.L.C.                                                      DE                     52-1166660
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Hawes-Saunders Broadcast Properties, Inc.                                  DE                     31-1313021
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Radio One Of Dayton Licenses, LLC                                          DE                     31-1313021
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New Mableton Broadcasting Corporation                                      DE                     58-2455006
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Radio One Media Holdings, LLC                                              DE                     20-2180640
-----------------------------------------------------------------------------------------------------------------------

                          ITEM 1. GENERAL INFORMATION.

              FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                         NAME                                         ADDRESS
          Superintendent of Banks of the State of    2 Rector Street, New York, N.Y. 10006 and
          New York                                   Albany, N.Y. 12203
          Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045
          Federal Deposit Insurance Corporation      Washington, D.C.  20429
          New York Clearing House Association        New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None

ITEM 16.  LIST OF EXHIBITS.

          EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York on the 5th day of August, 2005.

                                                 THE BANK OF NEW YORK


                                                 By: /s/ DOROTHY MILLER
                                                     -------------------------
                                                     Name: Dorothy Miller
                                                     Title: Vice-President

                                                                       EXHIBIT 7


                               REPORT OF CONDITION

                                                                       EXHIBIT 7


--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .              $ 2,292,000
   Interest-bearing balances                                           7,233,000
Securities:
   Held-to-maturity securities                                         1,831,000
   Available-for-sale securities                                      21,039,000
Federal funds sold and securities purchased under
     agreements to resell
   Federal funds sold in domestic offices                              1,965,000
   Securities purchased under agreements to
     resell                                                              379,000
Loans and lease financing receivables:
   Loans and leases held for sale                                         35,000
   Loans and leases, net of unearned
     income                                                           31,461,000
   LESS: Allowance for loan and
     lease losses                                                        579,000
   Loans and leases, net of unearned
     income and allowance                                             30,882,000
Trading Assets                                                         4,656,000
Premises and fixed assets (including capitalized
   leases)                                                               832,000
Other real estate owned                                                        0
Investments in unconsolidated subsidiaries and
   associated companies                                                  269,000
Customers' liability to this bank on acceptances
   outstanding                                                            54,000
Intangible assets:
   Goodwill                                                            2,042,000
   Other intangible assets                                               740,000

Other assets                                                           5,867,000
                                                                       ---------
Total assets                                                         $80,116,000
                                                                     ===========

LIABILITIES
Deposits:
   In domestic offices                                               $34,241,000
   Noninterest-bearing                                                15,330,000
   Interest-bearing                                                   18,911,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                           25,464,000
   Noninterest-bearing                                                   548,000
   Interest-bearing                                                   24,916,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices                                                             735,000
   Securities sold under agreements to
     repurchase                                                          121,000
Trading liabilities                                                    2,780,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)                                           1,560,000
Not applicable
Bank's liability on acceptances executed and
   outstanding                                                            55,000
Subordinated notes and debentures                                      1,440,000
Other liabilities                                                      5,803,000
                                                                     -----------
Total liabilities                                                    $72,199,000
                                                                     ===========

Minority interest in consolidated
   subsidiaries                                                          141,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus                                                                     0
Common stock                                                           1,135,000
Surplus (exclude all surplus related to preferred
   stock)                                                              2,088,000
Retained earnings                                                      4,643,000
Accumulated other comprehensive income                                   -90,000
Other equity capital components                                                0
Total equity capital                                                   7,776,000
                                                                     -----------
Total liabilities, minority interest, and equity
   capital                                                           $80,116,000
                                                                     ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                           Directors